ADDENDUM TO CONTRACT OF EMPLOYMENT

Between Flagstone Alliance Insurance and Reinsurance PLC (f.k.a. Alliance International Reinsurance Public Company Limited) of Lophitis Business Center, 28th October Street, CY-3035, Limassol, Cyprus (hereinafter called the “Employer” or the “Company”) of the one part

And

Khader Hemsi of Villa 42, Sporadon Street 6, Armenochori, CY-4521 Limassol, Cyprus (hereinafter called the “Chief Executive Officer” or “Khader Hemsi”) or the other part

WHEREAS:  -

A.	The Flagstone Group has completed its acquisition of 100% of the shares of Alliance International Reinsurance Public Company Limited

B.
The Chief Executive Officer and Alliance International Reinsurance Public Company Limited have entered into a contract of employment dated 30th June 2005 (hereinafter called the “Contract of Employment”) as amended on July 24, 2006, November 14, 2007 and August 12, 2008

C.	The Chief Executive Officer’s duties are extended to include the business of the Flagstone Group

D.	The parties hereto are desirous of defining the Chief Executive Officer’s duties with respect to the Company, their subsidiaries and affiliates in the manner herein below stated.

NOW THIS ADDENDUM TO THE CONTRACT OF EMPLOYMENT WITNESSETH as follows:  -

1.	The Contract of Employment is amended effective January 1, 2009

2.	The Chief Executive Officer’s duties shall be extended to include those of Director of Flagstone Underwriters Middle East, Ltd.

Flagstone Reinsurance Holdings Limited
23 Church Street, Hamilton HM 11, Bermuda
Tel: +1-441-278-4300
Fax: +1-441-296-9879

3.	The Chief Executive Officer shall dedicate 30% of his efforts to the management of Flagstone Underwriters Middle East, Ltd. and shall not redeploy away from his duties in the Company.

4.	Paragraph 6. Salary is amended to read: The Company shall pay to the Chief Executive Officer during the continuance of his employment hereunder a salary at the rate of EUR XXX,XXX per annum gross.

5.	A Director’s fee of EUR XXX,XXX shall be paid By Flagstone Underwriters Middle East, Ltd. to the Chief Executive Officer in consideration of his efforts on its behalf.

6.	All other terms of the Contract of Employment are to be and remain the same

IN WITNESS whereof we have hereunto set our respective hands this ____ day of February 2009.

For and on behalf of	Chief Executive Officer
Flagstone Underwriters Middle East, Ltd.
Flagstone Alliance Insurance and Reinsurance PLC

Mark J. Byrne, Chairman	Khader Hemsi

Witness	Witness